SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant To Section 14(a) Of
                    The Securities Exchange Act Of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]
Check the appropriate box:
[_]  Preliminary Proxy Statement
[_] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14A-6(E)(2))
[_]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to Section 240.14a-12

                         ICN Pharmaceuticals, Inc.
          --------------------------------------------------------
              (Name of Registrant as Specified in its Charter)

                                    N/A
          --------------------------------------------------------
  (Name of Person(s) Filing Proxy Statement, if other than the Registrant) Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:
     -------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
     -------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
     -------------------------------------------------------------------
     (5) Total fee paid:
     -------------------------------------------------------------------
[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:
     -------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
     -------------------------------------------------------------------
     (3) Filing Party:
     -------------------------------------------------------------------
     (4) Date Filed:
     -------------------------------------------------------------------

Following is the text of additional presentation materials delivered to ICN Pharmaceuticals, Inc. stockholders on or about May 13, 2002:

[LOGO - ICN]       ICN PHARMACEUTICALS, INC.


                   MAY 2002

FORWARD LOOKING STATEMENTS
------------------------------------------------------------------------------
THE SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION
REFORM ACT OF 1995:

o Except for the historical information herein, the matters discussed in this presentation include forward-looking statements that may involve a number of risks and uncertainties, including but not limited to, projections of future sales, operating income, returns on invested assets, obtaining and maintaining regulatory approval processes, market acceptance of, and continuing demand for ICN pharmaceuticals' products and other risks detailed from time to time in the Company's Securities and Exchange Commission filings

RESTRUCTURING RATIONAL
-----------------------------------------------------------------------------

RESTRUCTURING HISTORY
------------------------------------------------------------------------------

o  The restructuring was ALWAYS ICN's and UBS's idea; no one else had it.

o  It was ALWAYS designed to unlock value for shareholders.

o  The restructuring is a complicated process that cannot be rushed.

o  The timing has been SOLELY impacted by market conditions.

RESTRUCTURING OVERVIEW
------------------------------------------------------------------------------

o  Initiatives to unlock significant shareholder value

                        Biotechnology           Ribapharm

                                                   -  RNA listed on NYSE
                                                      on April 12, 2002

                                                   -  IPO Completed

                                                   -  tax-free
                                                      spin-off in 2002

                          Specialty
ICN Pharmaceuticals    Pharmaceuticals          ICN Americas
                          Americas

                          Specialty
                       Pharmaceuticals          ICN International
                           Europe

                                                o  IPO Prospectus filed

GOVERNANCE
------------------------------------------------------------------------------

o  ICN has had a long history of dependable corporate governance.

o Corporate governance provisions adopted that codify what ICN has practiced all along.

o Nominating committee established that it is comprised solely of independent directors.

   - Membership
   - Process

o CEO succession process established that will result in a timely and orderly change in leadership.

BOARD INDEPENDENCE
------------------------------------------------------------------------------

o  ICN's board has ALWAYS been comprised of independent directors.

o  Since ICN's founding, 39 out of 42 directors have been non-insiders.

o  As of May 29, 2002, five elected within the last year:

    -  Three as shareholder candidates
    -  Two as qualified by nominating committee
        - Roderick Hills
        - Barry Cohen
        - Gen. Ronald Fogleman
        - Ed Burkhardt
        - Steven Lee

COUNTERACT - SUBSTANTIAL RISK TO SHAREHOLDERS
------------------------------------------------------------------------------

o  There is ENORMOUS RISK to shareholders in siding with the opposition.

o  They have no track record, no experience and no strategy.

o  ICN management has CONSISTENTLY delivered on its promises.

o A vote for the opposition places shareholders' investment in ICN at substantial risk

FINANCIAL OVERVIEW
-----------------------------------------------------------------------------

SPECIALTY PHARMACEUTICALS REVENUES 1.2.
-----------------------------------------------------------------------------

1995 - 2001 CAGR: +18%

[BAR GRAPH OMITTED]

1995-273 $mm
1996-347 $mm
1997-527 $mm
1998-659(2)$mm
1999-639 $mm
2000-645 $mm
2001-721 $mm

1  Excluding Royalties
2  Excludes ICN Yugoslavia
2. Reflects effect of Major Russia Devaluation in Q3 1998 through 2001

SPECIALTY PHARMACEUTICALS OPERATING INCOME STATEMENT (1)
2001 VS. 2000 FULL YEAR
(000's)

-------------------- ------------------------- ---------------------------- -------------------------- -------------------------
                           NORTH AMERICA              LATIN AMERICA              WESTERN EUROPE              EASTERN EUROPE
-------------------- ------------------------- ---------------------------- -------------------------- -------------------------
-------------------- ------------- ----------- ------------- ------------- ------------- ------------ ------------- ------------
                        ACTUAL       ACTUAL       ACTUAL        ACTUAL        ACTUAL       ACTUAL        ACTUAL        ACTUAL
                         2001         2000         2001          2000          2001         2000          2001          2000
-------------------- ------------- ----------- ------------- ------------ ------------- ------------ ------------- ------------ -
-------------------- ------------- ----------- ------------- ------------ ------------- ------------ ------------- ------------ -

Product Sales          155,201       119,994     128,218       127,485      206,374       187,192      103,066       106,271
--------------------
--------------------
Royalties                   --            --          --            --            2            14           --            --
--------------------
--------------------
Services                18,473           593          --            --           --            --           --            --
--------------------
--------------------
Revenues               173,674       120,587     128,218       127,485      206,376       187,206      103,066       106,271
--------------------
--------------------
Cost of Sales           23,576        13,692      34,745        35,662      106,597        96,021       66,054        64,651
--------------------
--------------------
   Gross Profit        131,625       106,302      93,473        91,823       99,777        91,171       37,012        41,620
--------------------
--------------------
Gross Margin                85%           89%         73%           72%          48%           49%          36%           39%
--------------------
--------------------
Operating Expenses:
--------------------
--------------------
   Selling              42,276        22,606      26,996        26,831       39,505        35,654       25,130        24,784
--------------------
--------------------
   Advertising          22,045        19,918      11,364        10,563        9,629         9,815        5,493         3,479
--------------------
--------------------
   Goodwill             11,507        10,872       3,642         3,313        8,605         7,797       (1,977)       (1,192)
--------------------
--------------------
   R & D                 2,304         1,746         168           273          478         2,571          107           782
--------------------
--------------------
   G & A                 6,145         1,027       6,616         5,434       14,272        15,096        8,002        10,465
--------------------
--------------------
   Other                (2,408)        2,795       3,880         3,459          863         3,848        6,170         7,678
--------------------
--------------------
   Total Op. Exp.       81,869        58,964      52,666        49,873       73,352        74,781       42,925        45,476
--------------------
--------------------
   Operating Income     68,229        47,931      40,807        41,950       26,427        16,404       (5,913)       (3,856)
--------------------
--------------------
O.P.  %                     39%           40%         32%           33%          13%            9%         (6%)           (4%)
-------------------- ------------- ----------- ------------- ------------ ------------- ------------ -------------- ------------




------------------------------------------------ -------------------------- ---------------------------
                                   AAA                     BIOMEDICAL               SPECIALTY PHARMA*
------------------------------------------------ -------------------------- ---------------------------
--------------------------------- -------------- ------------ ------------- ------------- -------------
                       ACTUAL        ACTUAL        ACTUAL        ACTUAL        ACTUAL        ACTUAL
                        2001          2000          2001          2000          2001          2000
-------------------------------- -------------- ------------ ------------- ------------- -------------
-------------------------------- -------------- ------------ ------------- ------------- -------------

Product Sales         49,826        45,133         59,955       58,522       702,640       644,597
--------------------
--------------------
Royalties                 --            --             --           --             2            14
--------------------
--------------------
Services                  --            --             --           --        18,473           593
--------------------
--------------------
Revenues              49,826        45,133         59,955       58,522       721,115       645,204
--------------------
--------------------
Cost of Sales         25,174        25,420         27,949       28,013       284,095       263,459
--------------------
--------------------
   Gross Profit       24,652        19,713         32,006       30,509       418,545       381,138
--------------------
--------------------
Gross Margin              49%           44%            53%          52%           60%           59%
--------------------
--------------------
Operating Expenses:
--------------------
--------------------
Selling                9,995        10,320         18,456       17,476       162,358       137,671
--------------------
--------------------
Advertising            3,126         2,479          2,317        3,469        53,974        49,723
--------------------
--------------------
Goodwill               4,156         4,562          2,089        1,657        28,022        26,289
--------------------
--------------------
R & D                    161           175             --           --         3,218         5,547
--------------------
--------------------
G & A                  1,879         2,571          3,500        3,178        40,414        37,771
--------------------
--------------------
Other                     29           106            745        3,032         9,279        21,118
--------------------
--------------------
   Total Op. Exp.     19,346        20,213         27,107       28,812       297,265       278,119
--------------------
--------------------
   Operating Income    5,306          (500)         4,899        1,697       139,755       103,626
--------------------
--------------------
O.P.  %                   11%           (1%)            8%           3%           19%           16%
--------------------------------- -------------- ------------ ------------- ------------- -------------

*  Before Corporate allocations

(1)  EXCLUDING ROYALTIES


FINANCIAL POSITION
------------------------------------------------------------------------------

SELECTED CONSOLIDATED BALANCE SHEET DATA

                                   DECEMBER 31,            DECEMBER 31,
(US$mm)                               2000                    2001
-------------------------------------------------------------------------

Cash                                  155.6                   327.6

Total Assets                        1,477.1                 1,754.4

Senior Debt                           496.9                   191.2*

Convertible Debt                          -                   525.0

Total Debt                            510.8                   740.7

Total Stockholders Equity             757.2                   810.7
-------------------------------------------------------------------------

CREDIT STATISTICS

                                      2000                    2001
-------------------------------------------------------------------------

Total Debt/EBITDA                     1.86x                   2.80x

EBITDA/Interest                       4.56x                   4.73x

Total Debt/Total Book Cap.              40%                     48%
-------------------------------------------------------------------------

*  paid off in April 2002 reflecting improvement of rations

Q1 2002 CONSOLIDATED RESULTS FINANCIAL PERFORMANCE
-----------------------------------------------------------------------------

                                        Q1 02          Q1 01          %CHG.
                                        -----          -----          -----
Revenues                               $246M R         $199M            23
Royalties                                57M R           28M           103
REVENUES - SPECIALTY PHARMA             189M            171M            10
Operating income                         66M R           41M            60
Net Interest                             13M up $2M      11M            22
Income before tax and MI                 51M             30M
Translation                               2M             .4M            nm
Provision for income taxes               20M up $11M      9M           119
Net Income(1)                            30M R           21M            43
Cumulative effect                         4M              --            nm
Net Income                               34M R           21M            62
EPS (diluted)-income                    0.36 R          0.26            38
  Cumulative efect                      0.04              --
  Net Income                            0.40 R          0.26            54


(1)  Before Cumulative Effect of Accounting Change
R = Record results

Q1 2002 - Continued Growth and Records
-----------------------------------------------------------------------------

o    Record revenue
     --------------

o    Record Gross Margin
     -------------------

o    Record royalties
     ----------------

o    Record Operating Income
     -----------------------

o    Record pre-tax income
     ---------------------

o    Record Earning per Share
     ------------------------

SPECIALTY PHARMACEUTICALS
------------------------------------------------------------------------------

SPECIALTY PHARMA INVESTMENT HIGHLIGHTS
------------------------------------------------------------------------------

o  High margin specialty business in Americas

    - Record of historical growth in Latin America since 1970
    - Consistent new product flow in pharmaceuticals
    - New growth platform in vast cosmetic dermatology market

o  One of the largest specialty pharmaceutical businesses in Europe

    - 57% of international revenues from Western Europe
    - New product pipeline

SPECIALTY PHARMACEUTICALS REVENUES
------------------------------------------------------------------------------

SPECIALITY PHARMA REVENUES ANNUAL GROWTH 12% [BAR GRAPH OMITTED]

ICN International Annual Growth 6%

2000    $338mm          50%
2001    $359mm          of specialty
                        pharma revenues

ICN Americas Annual Growth 18%

2000    $307mm          50%
2001    $362mm          of specialty
                        pharma revenues
2000    $645mm
2001    $721mm

SPECIALTY PHARMACEUTICALS OPERATING INCOME*
-----------------------------------------------------------------------------

SPECIALTY PHARMA OPERATING INCOME ANNUAL GROWTH 35% [BAR GRAPH OMITTED]

ICN International Annual Growth 114%

2000    $12mm           22%
2001    $26mm           of specialty
                        pharma 0I

ICN Americas Annual Growth 24%

2000    $94mm
2001    $117mm          78%
                        of specialty
                        pharma OI
2000    $105mm
2001    $142mm

*  Before corporate charges

SPECIALTY PHARMACEUTICALS EBITDA*
------------------------------------------------------------------------------

SPECIALTY PHARMA EBITDA ANNUAL GROWTH 26% [BAR GRAPH OMITTED]

ICN International Annual Growth 32%

2000    $41mm           30%
2001    $54mm           of specialty
                        pharma EBITDA

ICN Americas Annual Growth 24%

2000    $121mm          70%
2001    $150mm          of specialty
                        pharma EBITDA

2000    $162mm
2001    $204mm

*Before corporate charges

SPECIALTY PHARMACEUTICALS
OPERATING INCOME STATEMENT (1)
Q4 2001 vs. Q4 2000

(000's)



------------------- ---------------------------- -------------------------- -------------------------- --------------------------
                           NORTH AMERICA               LATIN AMERICA             WESTERN EUROPE              EASTERN EUROPE
------------------- ---------------------------- -------------------------- -------------------------- --------------------------
------------------- ------------- -------------- ------------ ------------- ------------- ------------ ------------- ------------
                        ACTUAL        ACTUAL         ACTUAL       ACTUAL        ACTUAL        ACTUAL      ACTUAL         ACTUAL
                        2001          2000          2001          2000          2001         2000         2001           2000
------------------- ------------- -------------- ------------ ------------- ------------- ------------ ------------- ------------
------------------- ------------- -------------- ------------ ------------- ------------- ------------ ------------- ------------
Product Sales           44,637        37,756         41,806       37,079        56,436        50,620      32,802         30,752
-------------------
-------------------
Royalties                    -             -              -            -             -            12           -              -
-------------------
-------------------
Services                 3,601           593              -            -             -             -           -              -
-------------------
-------------------
Revenues                48,238        38,349         41,806       37,079        56,436        50,632      32,802         30,752
-------------------
-------------------
Cost of Sales            8,231         5,296         11,009       10,469        29,087        28,919      18,753         18,073
-------------------
-------------------
   Gross Profit         36,406        32,460         30,797       26,610        27,349        21,701      14,049         12,679
-------------------
-------------------
Gross Margin                82%           86%            74%          72%           48%           43%         43%            41%
-------------------
-------------------
Operating Expenses:
-------------------
-------------------
   Selling              10,103         6,030          7,441        7,114        10,479         9,716       6,743          7,763
-------------------
-------------------
   Advertising           6,704         5,466          3,486        2,767         2,578         3,239       1,767          1,254
-------------------
-------------------
   Goodwill              2,909         2,750          1,067          830         2,384         1,937        (488)          (462)
-------------------
-------------------
   R & D                   780           641             41           62           397           849         (19)            77
-------------------
-------------------
   G & A                 1,577         4,662          1,713        1,464         3,990         5,244       1,703          2,692
-------------------
-------------------
   Other                (1,931)           57          1,871        1,521        (1,301)        1,713       2,207          2,156
-------------------
-------------------
   Total Op. Exp.       20,142        19,606         15,619       13,758        18,527        22,698      11,913         13,480
-------------------
-------------------
   Operating Income     19,865        13,447         15,178       12,852         8,822          (985)      2,136           (801)
-------------------
-------------------
O.P.  %                     41%           35%            36%          35%           16%           (2%)         7%             (3%)
------------------- ------------- -------------- ------------ ------------- ------------- ------------ ------------- ------------


-------------------- -------------------------- ---------------------------- -------------------------
                                AAA                     BIOMEDICAL               SPECIALTY PHARMA*
-------------------- -------------------------- ---------------------------- -------------------------
-------------------- ------------ ------------- -------------- ------------- ------------- -----------
                         ACTUAL       ACTUAL        ACTUAL         ACTUAL        ACTUAL        ACTUAL
                        2001          2000          2001           2000          2001           2000
-------------------- ------------ ------------- -------------- ------------- ------------- -----------
-------------------- ------------ ------------- -------------- ------------- ------------- -----------
Product Sales            13,658        8,685        15,363         13,692       204,702       178,584
-------------------
-------------------
Royalties                     -            -             -              -             -            12
-------------------
-------------------
Services                      -            -             -              -         3,601           593
-------------------
-------------------
Revenues                 13,658        8,685        15,363         13,692       208,303       179,189
-------------------
-------------------
Cost of Sales             6,846        7,220         7,073          7,279        80,999        77,256
-------------------
-------------------
   Gross Profit           6,812        1,465         8,290          6,413       123,703       101,328
-------------------
-------------------
Gross Margin                 50%          17%           54%            47%           60%           57%
-------------------
-------------------
Operating Expenses:
-------------------
-------------------
Selling                   3,299        2,545         5,040          4,420        43,105        37,588
-------------------
-------------------
Advertising                 646          668           650            808        15,831        14,202
-------------------
-------------------
Goodwill                  1,056        1,131           522            423         7,450         6,609
-------------------
-------------------
R & D                        22           42             -              -         1,221         1,671
-------------------
-------------------
G & A                       558          499         1,014            796        10,555        15,357
-------------------
-------------------
Other                        12           35           138            975           996         6,457
-------------------
-------------------
   Total Op. Exp.         5,593        4,920         7,364          7,422        79,158        81,884
-------------------
-------------------
   Operating Income       1,219       (3,455)          926         (1,009)       48,146        20,049
-------------------
-------------------
O.P.  %                       9%         (40%)           6%            (7%)          23%           11%
-------------------- ------------ ------------- -------------- ------------- ------------- -----------

*  Before Corporate allocations.

(1)  EXCLUDING ROYALTIES


SPECIALTY PHARMACEUTICALS
OPERATING INCOME STATEMENT (1)
Q1 2002 VS. Q1 2001

(000's)


-------------------- --------------------------- -------------------------- -------------------------- --------------------------
                            NORTH AMERICA              LATIN AMERICA              WESTERN EUROPE             EASTERN EUROPE
                     --------------------------- -------------------------- -------------------------- --------------------------
                     -------------- ------------ ------------- ------------ ------------- ------------ ------------- ------------
                      ACTUAL 2002   ACTUAL 2001  ACTUAL 2002   ACTUAL 2001  ACTUAL 2002   ACTUAL 2001  ACTUAL 2002   ACTUAL 2001
Product Sales           44,077         37,112       29,487        26,092       54,854        52,531       29,776        24,399
Royalties                    -              -            -             -            -             2            -             -
Services                 2,862          5,171            -             -            -             -            -             -
Revenues                46,939         42,283       29,487        26,092       54,854        52,533       29,776        24,399
Cost of Sales            6,567          5,013        8,269         6,885       26,945        28,626       16,877        16,224
   Gross Profit         37,510         32,099       21,198        19,207       27,909        23,905       12,899         8,175
Gross Margin                85%            86%          72%           74%          51%           46%          43%           34%
Operating Expenses:
   Selling              10,421         11,212        6,296         5,782       10,072         9,205        6,056         5,980
   Advertising           6,260          3,989        2,536         2,516        2,923         2,552        1,654         1,236
   Goodwill              2,552          2,867        1,029           827        2,397         1,946            -          (483)
   R&D                     842            550           11            62          586            23          232           105
   G&A                   1,958            990        1,539         1,468        3,216         3,370        2,156         2,327
   Other                 1,747           (648)         740           397          121         2,489          915         1,185
   Total Op. Exp.       23,780         18,960       12,151        11,052       19,315        19,585       11,013        10,350
   Operating Income     16,592         18,310        9,047         8,155        8,594         4,322        1,886        (2,175)
O.P.%                       35%            43%          31%           31%          16%            8%           6%           (9%)
-------------------- -------------- ------------ ------------- ------------ ------------- ------------ ------------- ------------


----------------------------------------------- --------------------------- ----------------------------
                               AAA                      BIOMEDICAL               SPECIALTY PHARMA*
                    --------------------------- --------------------------- ----------------------------
                    ------------- ------------- ------------- ------------- -------------- -------------
                    ACTUAL 2002   ACTUAL 2001   ACTUAL 2002   ACTUAL 2001    ACTUAL 2002   ACTUAL 2001
Product Sales          11,820        10,638        15,785        15,474       185,799        166,246
Royalties                   -             -             -             -             -              2
Services                    -             -             -             -         2,862          5,171
Revenues               11,820        10,638        15,785        15,474       188,661        171,419
Cost of Sales           5,613         5,619         7,431         7,118        71,722         69,485
Gross Profit            6,207         5,019         8,354         8,356       114,077         96,761
Gross Margin               53%           47%           53%           54%           61%            58%
Operating Expenses
Selling                 2,533         1,548         4,577         4,200        39,955         37,927
Advertising               923           619           867           595        15,163         11,507
Goodwill                1,090         1,074             2           523         7,070          6,754
R&D                        39            52             -             -         1,710            792
G&A                       684           487           891           783        10,444          9,425
Other                    (478)          (22)           67            56         3,112          3,457
   Total Op. Exp.       4,791         3,758         6,404         6,157        77,454         69,862
   Operating Income     1,416         1,261         1,950         2,199        39,485         32,072
O.P.%                      12%           12%           12%           14%           21%            19%
--------------------------------- ------------- ------------- ------------- -------------- -------------

*  Before Corporate allocations

(1)  EXCLUDING ROYALTIES

                                                                         20

TOP TEN PRODUCTS ICN PHARMACEUTICALS
----------------------------------------------------------------------------

($ in Millions):


Efudex                  Antimetabolit           35.3    45.1    27.8
Mestinon                Cholinesterase          33.9    42.4    25.1
Bedoyecta               vitamins                25.6    25.3    -1.2
N-Lite                  Derm.                    1.3    17.3  1230.8
Bleaches                Derm.                    5.0    13.9   178.0
Virazole                antivirals              15.1    13.6    -9.9
Kinerase                Derm.                   13.2    13.2     0.0
Nuclosina               Gastro                  10.9    12.7    16.5
Oxsoralens              antipsor.                6.5     9.4    44.6
Pentalgin               NSAID                    8.3     9.2    10.8
   Sub-Total                                   155.1   202.1    30.3
All Other products                             490.1   519.1     5.9
TOTAL SALES                                    645.2   721.2    11.8
top ten % of total                                26      31

SPECIALTY PHARMACEUTICALS INTERNATIONAL
------------------------------------------------------------------------------

SPECIALTY PHARMACEUTICALS INTERNATIONAL - OVERVIEW
------------------------------------------------------------------------------

                                           2001 Revenue:  US$359mm
o  466 ethical products                    2001 EBITDA:   US$54mm*

o  266 OTC products

o  A broad product portfolio with
   increasing focus on:

   -  central nervous system

   -  anti-infective / anti-virals          [PIE CHART OMITTED]

   -  dermatology                               Export
                                                (AAA)
   -  alimentary tract and metabolism            14%

   -  oncology                                 Eastern
                                                Europe
o  2,100+ sales and marketing staff               29%

                                               Western
                                                Europe
*  before corporate allocations                  57%

SPECIALTY PHARMACEUTICALS INTERNATIONAL HIGHLIGHTS
------------------------------------------------------------------------------

                            ICN Western Europe

                          Sales Share per Market

                              [GRAPH OMITTED]

SPECIALITY PHARMACEUTICALS INTERNATIONAL HIGHLIGHTS
------------------------------------------------------------------------------

                            ICN Western Europe

                        Product Sales per Category

                              [GRAPH OMITTED]

SPECIALITY PHARMACEUTICALS INTERNATIONAL HIGHLIGHTS
------------------------------------------------------------------------------

                            ICN Western Europe

                             Sales Performance

1998-2001 CAGR: +30%

[BAR GRAPH OMITTED]

1998-53$mm
1999-85$mm
2000-107$mm
2001-117$mm

SPECIALITY PHARMACEUTICALS INTERNATIONAL HIGHLIGHTS
------------------------------------------------------------------------------

                                ICN Russia

'000 EUR        Top Ten Products Q1 '01 vs Q2 '02

        PRODUCT/                                        % of
      TRADE NAME           Q1 '01         Q1'02        increase

Pentalgin line               2079           4427          113%
Inhalypt                      595            717           20%
Terpincode                    377           1013          169%
Oligovit                     1277           2094           64%
Codelac                       282           1183          320%
Asvitol                       395           1237          213%
Nitrocor Line                1391           2321           67%
Solcoseril Line               590           1563          165%
Renipril Line                 290            111          -62%
Solcotrichovac Line             0            192            0%
        Sub-Total            7276          14858          104%
All Other Products          12540          11398           -9%
          TOTAL SALES       19816          26256           32%

SPECIALITY PHARMACEUTICALS INTERNATIONAL HIGHLIGHTS
------------------------------------------------------------------------------

                             ICN Russia Retail

                             Sales Performance

                           1998-2001 CAGR: +133%

[BAR GRAPH OMITTED]

                           ICN Pharmacies in Russia
                           ------------------------

                                                   Number of
               1998-2$mm      City                    Pharmacies

               1999-15$mm     Moscow                       48
                              St. Petersburg               19
                              Kursk                         3
               2000-23(1)$mm  Orel                         10
                              Chelyabinsk                   4
                              Tomsk                         5
               2001-25$mm     Yoskar-Ola                    2
                              Krasnoyarsk                   1
                              Total                        92

(1) Closed polyclinics

SPECIALITY PHARMACEUTICALS INTERNATIONAL HIGHLIGHTS
------------------------------------------------------------------------------

[GRAPH OMITTED]

SPECIALTY PHARMACEUTICALS AMERICAS
------------------------------------------------------------------------------

SPECIALTY PHARMACEUTICALS AMERICAS -
OVERVIEW
-----------------------------------------------------------------------------



o  High-margined product portfolio        2001 Revenue:  US$362mm

o  Increasing investment in sales         2001 EBITDA:   US$150mm*
   and marketing

o  Significant expansion in
   dermatology

o  consistent new product flow            [PIE CHART OMITTED]
                                          Latin America         35%
                                          North America         65%


*  before corporate allocations

SPECIALTY PHARMACEUTICALS AMERICAS -
GEOGRAPHIC SALES
-----------------------------------------------------------------------------



YEAR ENDED DECEMBER 31, 2001 [PIE CHART OMITTED]

Brazil          $6mm
Argentina       $15mm
Mexico          $107mm
Canada          $24mm
United States   $210mm

                $362mm

SPECIALTY PHARMACEUTICALS AMERICAS -
REVENUE MIX [PIE CHART OMITTED]
-----------------------------------------------------------------------------

2000               2001
----               ----
Biomedical         Biomedical
$59mm              $60mm

Ethical Pharma     Ethical Pharma
$248mm             $269mm

$307               Photonics
                   $33mm

                   $362mm

THERAPEUTIC MIX - NORTH AMERICA PRODUCT SALES*
-----------------------------------------------------------------------------

YEAR ENDED DECEMBER 31, 2001 [PIE CHART OMITTED]

HRT             8%
Neurology       14%
Dermatology     60%
Other           18%

                $155mm

                                                      *Excluding Biomedicals

TOP TEN PRODUCTS - SALES SUMMARY*
-----------------------------------------------------------------------------



                                   2000 Sales      2001 Sales        Gross
 Product             Category        (US$mm)          (US$mm)        Margin
 -------             --------        --------         -------        ------

Efudex          Dermatologic            32.4            41.4            93%

Bedoyecta       Vitamin                 25.5            25.3            71%

Mestinon        Myasthenia Gravis       18.1            24.3            85%

NLite           Dermatologic Laser        na            19.0            64%

Kinerase        Dermatologic            12.6            12.1            86%

GlyQuin         Dermatologic             1.7             9.8            84%

Virazole        Antiviral               11.7             9.8            94%

Oxsoralen       Dermatologic             6.6             9.3            90%

Testred         HRT                      5.2             7.9            93%

CES             HRT                      5.7             5.3            41%
                                   ---------        --------       --------

                                       119.5           164.2            82%

Percentage of Total Revenue             48%             54%



                                                      *Excluding Biomedicals

ICN NORTH AMERICA
-----------------------------------------------------------------------------




MARKET LEADERSHIP IN PHYSICIAN SKIN CARE

DEMOGRAPHICS DRIVE DEMAND
-----------------------------------------------------------------------------


o  78 million Americans between 35-54


o  22 million women with household
   income of $56,000


o  Seek non-invasive products that will                 [GRAPHIC OMITTED]
   treat and prevent aging with minimal
   downtime


o  Growing importance of AK therapy
   as risk of skin cancer increases

SKIN CARE STRATEGY
-----------------------------------------------------------------------------

[GRAPHIC OMITTED]




DERMATOLOGY     ---  Rx

DERMATOLOGY     ---  Physician
                     Dispensed

DERMATOLOGY     ---  Aesthetic
                     Elective

BROAD SKIN AGING PORTFOLIO
-----------------------------------------------------------------------------


[GRAPHIC OMITTED]

Top Ten Products North America*
-------------------------------------------------------------------------------

(*$ in Millions)

                                                            %
Product           2001 Actual   2000 Actual   Inc/(Dec)   2001 GM%  2001 GM%
-------           -----------   -----------   ---------   -------   -------
Efudix/Efudex     $  39,854     $  30,802        29.4%      93.1%     93.1%
Mestinon             21,262        15,250        39.4%      84.6%     84.6%
N-Lite               14,552         1,144      1172.0%      61.5%     61.5%
Kinerase             11,716        12,365        -5.2%      85.6%     85.6%
Bleaches              9,827         1,735       466.4%      84.3%     84.3%
Oxsoralens            9,212         6,478        42.2%      90.3%     90.3%
Androif/Testred       7,962         5,168        54.1%      92.6%     92.6%
C.E.S.                5,350         5,743        -6.8%      41.2%     41.2%
Ancobon/Ancotil       3,758         1,785       110.5%      51.8%     51.8%
Glyderm               3,044         3,278        -7.1%      68.0%     68.0$
                  -----------   -----------   ---------
Subtotal          $ 126,537     $  83,748        51.1%                83.0%

All Others           47,137        36,839        28.0%                90.0%
                  -----------   -----------   ---------

Grand Total       $ 173,674     $ 120,587        44.0%                85.0%
                  -----------   -----------   ---------

                                                                         40
Source:  ICN North America

GLYQUIN TRx MARKET SHARE
-----------------------------------------------------------------------------

52 WEEK TREND

[GRAPHIC OMITTED]


Source:  IMS Health National Prescription Audit

WRINKLE REDUCTION PROCEDURE MARKET
-----------------------------------------------------------------------------

Number of Procedures (000s)


                           1997     1998    1999     2000      2001
                         -------- -------- ------- --------  --------

BOTOX                        65      180     498     1,097     1,600

ABLATIVE RESURFACING         64      283    1,262    1,358     2,399

COLLAGEN                    347      406      475      592     1,099

NONABLATIVE LASER            --       --       --       50       150

                        -------   ------   ------   ------    ------

TOTAL                       476      869    2,235    3,097     5,248
                        =======   ======   ======   ======    ======


Sources:  ASAPS, ICN Estimate

GROWTH DRIVERS
-----------------------------------------------------------------------------

NLITE
Laser Collagen Replenishment

                                o  GROWTH OF NON ABLATIVE
                                   PROCEDURES

                                o  CONTINUED PHYSICIAN ADOPTION FOR
                                   NON-ABLATIVE LASERS

[GRAPHIC OMITTED]               o  COMBINATION THERAPY WITH
                                   BOTULINUM TOXIN FOR WRINKLES DUE
                                   TO COLLAGEN DEFICIENCY

                                o  MULTI APPLICATION SYSTEM

                                   -  FDA approved: wrinkles

                                   -  Current studies: acne scars,
                                      vascular, active acne

                                o  CONSUMER MARKETING

                                   -  Drive patients directly to physicians

PHYSICIAN DIRECT
-----------------------------------------------------------------------------


o  DISTRICT OFFICES - AESTHETIC ACCOUNT MANAGEMENT

[] AREAS SERVED
                                                          2000     2001
                                                        (ACTUAL) (ACTUAL)
                                                        -------- --------

                              PROCEDURES PER MONTH         NA      4200
                              STATES SERVED                47       50
                              --------------------      -------- --------

[GRAPHIC OMITTED]             DOCTORS SERVED
                              PLASTIC SURGEONS            687      1,400
                              Dermatologists              518      2,977
                                                          ---      -----
                                                        1,105      4,377
                              OBGYN                        NA      1,055
                              Podiatrists                  NA          0
                                                           --          -
                                                        1,105      1,105
                                                        -----      -----
                              TOTAL                     2,720      5,432

R&D PIPELINE
-----------------------------------------------------------------------------

                        PHOTOTHERAPY  NEW INDICATION PIPELINE
-----------------------------------------------------------------------------


                     DISCOVERY   PRECLINICAL  CLINICAL  SUBMISSION  CLEARANCE

PERIOCULAR WRINKLE

GENERAL WRINKLE
                                [BAR GRAPH OMITTED]
VASCULAR

ACNE SCAR

STRIAE

ACNE

ICN INTERNATIONAL PIPELINE
-----------------------------------------------------------------------------

                              [GRAPH OMITTED]

     Therapeutic Area  Discovery  Preclinical  Phase I  Phase II Phase III  NDA

ICN INT 0001*
(extended release)

TRICHOVAC
(new indication)

ICN INT 0002
(new indication)

ICN INT 0003
(topical)

*Bioequivalence/kinetic-study required

ICN LATIN AMERICA PIPELINE
-----------------------------------------------------------------------------

                              [GRAPH OMITTED]

                Discovery  Preclinical  Phase I  Phase II, Phase III  NDA

BIOPROTECT
Antioxidant

ARGENTAFIL
Topical antibacterial

SINPEBAC
Skin infection

CLOBESOL
Anti-allergy &
anti-inflammatory

IVEXTERM
Intestinal parasites

YUREDOL
Muscle pain

EUVENT
Bronchial asthma

KETOPROFEN
Pain, fever, inflammation

THE VISION
-----------------------------------------------------------------------------


o  Concentrate in the fast growing skin aging market

o  Cross sell Rx, light and cosmetic products.

o Invest in product development, clinical proof and line extensions.

o  Accelerate consumer advertising.

o Licensing, product and corporate acquisition consistent with the growth strategy.

ICN - FORMULA FOR SUCCESS
-----------------------------------------------------------------------------

o  Record Operating Performance

o  Strong Drivers for Future Growth

o  Successful Completion of Ribapharm IPO

o  Final Stages of Restructuring on Target

o  Independent Board

o  Proven Management Team with Global Pharmaceutical Experience

Following is the text of a press release issued by ICN Pharmaceuticals, Inc. and appearing in the May 13, 2002 edition of the Wall Street Journal:


                               [LOGO - ICN]

                         ICN PHARMACEUTICALS, INC.

                    BOARD INDEPENDENCE IS NOT AN ISSUE

The dissidents criticize your company for a lack of board independence. Frankly, we think the record speaks for itself:

o If ICN's slate is elected, five out of nine directors will have been elected within the last year. None of these five directors had any prior affiliation with ICN, and are independent by anyone's definition.

o  Three of the five are shareholder nominated and elected directors.

        - Ronald R. Fogelman, General United States Air Force (Retired), President and Chief Executive Officer of Durango Aerospace, Inc.
        -  Edward A. Burkhardt, President of Rail World, Inc.
        -  Steven J. Lee, Chairman and Chief Executive Officer of
           Polymedica Corporation

o Two directors were recently appointed only after first being qualified by the independent nominating committee.

        - Roderick M. Hills, Former Chairman of the Securities and Exchange Commission (S.E.C.)
        - Abraham (Barry) A. Cohen, Former President of Merck Sharp & Dohme International

HOW MUCH MORE INDEPENDENT CAN A BOARD BE?

"The establishment of sound corporate governance is a director's most important responsibility. At my first meeting as an ICN director, I found an independent and effective Board that dealt with issues in a frank and effective fashion. I am confident that the ICN Board as it is now constituted will effectively act in the best interests of all the company's shareholders. As a member of the succession planning committee, I am also confident that ICN will have a well-planned, orderly succession of management."

                                Roderick M. Hills, ICN Director and Former
                                Chairman of the Securities and Exchange
                                Commission (S.E.C.)

                         VOTE THE GOLD PROXY CARD
                                  ----

If you have any questions or need assistance voting your shares, please call:

                            MORROW & CO., INC.
                            Call 1-800-607-0088


Primar 1059    Morrow & Co., Inc.    Independence Ad    Draft 6    5/10/02

Following is the text of correspondence sent to ICN Shareholders on May 13, 2002:


[LOGO - ICN]

----------------------------------------------------------------------------
ICN PHARMACEUTICALS

May 13, 2002


Dear Shareholder:

We have enclosed copies of two recent ads that explain the importance of your support for ICN's director nominees at the May 29th Annual Shareholders Meeting. We urge you to review them carefully and to sign and return the GOLD proxy card.

Thank you for your consideration and support.

Sincerly,
ICN PHARMACEUTICALS, INC.

/s/ Alan F. Charles

Alan F. Charles
Executive Vice President
Corporate Relations